EXHIBIT 99.1

                                SECOND AMENDMENT

                                       TO

                        5-YEAR REVOLVING CREDIT AGREEMENT

                                   dated as of



                                January 21, 2005


                                      among

                       PIONEER NATURAL RESOURCES COMPANY,
                                 as the Borrower

                              JPMORGAN CHASE BANK,
                             as Administrative Agent


                                       and
                            The Lenders Party Hereto


                          ----------------------------


                 JPMORGAN CHASE BANK and BANK OF AMERICA, N.A.,
                                as Issuing Banks

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Syndication Agent

        BANK OF AMERICA, N.A., BANK ONE, N.A., FLEET NATIONAL BANK, WELLS
                        FARGO BANK, NATIONAL ASSOCIATION,
                           as Co-Documentation Agents

                          ----------------------------

         J.P. MORGAN SECURITIES INC. and WACHOVIA CAPITAL MARKETS, LLC,
                      as Co-Arrangers and Joint Bookrunners

     THIS SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this "Second Amendment") dated as of January 21, 2005, among PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation, as the Borrower, JPMORGAN CHASE BANK, as Administrative Agent, JPMORGAN CHASE BANK AND BANK OF AMERICA, N.A., as Issuing Banks, the LENDERS party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, BANK OF AMERICA, N.A., BANK ONE, N.A., FLEET NATIONAL BANK, AND WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and J.P. MORGAN SECURITIES INC. AND WACHOVIA CAPITAL MARKETS, LLC, as Co-Arrangers and Joint Bookrunners.

                                 R E C I T A L S

     A. The Borrower, the Administrative Agent, the Issuing Banks, the Lenders party thereto, the Syndication Agent, the Co-Documentation Agents, and the Co-Arrangers and Joint Bookrunners are parties to that certain Credit Agreement dated as of December 16, 2003 (as amended, modified, supplemented or restated by the First Amendment, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

     Section 2. Amendments to Credit Agreement.

     2.1   Amendments to Section 1.01.

     (a) The definition of "Agreement" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "Agreement" means this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.

     (b) The definition of "Consolidated EBITDAX" in Section 1.01 of the Credit Agreement shall be amended to add the following at the end of clause (b) thereof:

     "; provided, however, non-cash income or gains in respect of deferred revenue, production payments and other matters included in the definition of Indebtedness shall not be subtracted from Consolidated Net Income under this clause (b)."

     (c) The following definitions are hereby added in Section 1.01 the Credit Agreement where alphabetically appropriate to read as follows:

         "Consolidated Net Tangible Assets" means, on any date, the aggregate amount of total assets of the Borrower and its Subsidiaries, minus (a) all current liabilities of the Borrower and its Subsidiaries (excluding current liabilities included in the definition of Indebtedness and excluding current liabilities attributable to commodities derivative contracts), (b) all goodwill of the Borrower and its Subsidiaries and (c) current and long-term assets attributable to commodities derivative contracts, all determined on a consolidated basis in accordance with GAAP.

         "Second  Amendment"  means  that  certain  Second  Amendment to  Credit
     Agreement  dated  as  of  January  21,   2005  among   the  Borrower,   the
     Administrative Agent and the Lenders party thereto.

     2.2 Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended to (a) delete the word "and" immediately preceding clause (ii) and to replace such word with a semi-colon and (b) add the following clause
(iii) at the end thereof.

     "; and (iii) Indebtedness of any Restricted Subsidiary in respect of production payments, forward sales and similar arrangements referred to in
     Section 6.02(g)."

     2.3 Amendment  to Section 6.02. The following clause (g) is hereby added to
Section 6.02 of the Credit Agreement.

         "(g) production payments, forward sales and similar arrangements; provided that the amount of Indebtedness attributable thereto does not exceed fifteen percent (15%) of Consolidated Net Tangible Assets determined as of the time each such production payment, forward sale or similar arrangement is entered into and determined based upon the financial statements then most recently delivered pursuant to Section 5.01(a) or (b), and without reduction to Consolidated Net Tangible Assets on account of any such production payment, forward sale or similar arrangement."

     Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions specified in this Section 3:

     3.1 Counterparts of Second Amendment. The Administrative Agent shall have received from the Borrower and the Required Lenders multiple counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of each such party.

     3.2 No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

     Section 4.  Miscellaneous.

     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

     4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment, (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default has occurred and is continuing.

     4.3 Loan Document. This Second Amendment is a "Loan Document" as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement, as amended by this Second Amendment, relating to Loan Documents shall apply hereto.

     4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     4.5 No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

     4.6 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                          [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.



BORROWER:                        PIONEER NATURAL RESOURCES COMPANY



                                 By:      /s/ Richard P. Dealy
                                      -----------------------------------------
                                 Name:    Richard P. Dealy
                                      -----------------------------------------
                                 Title:   Executive Vice-President and CFO
                                       ----------------------------------------




                                 JPMORGAN CHASE BANK,
                                 as a Lender and as Administrative Agent



                                 By:      /s/ Robert C. Mertensotto
                                      -----------------------------------------
                                 Name:    Robert C. Mertensotto
                                      -----------------------------------------
                                 Title:   Managing Director
                                       ----------------------------------------

     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

Co-Arranger:                     J.P. MORGAN SECURITIES INC.
-----------



                                 By:      /s/ George M. Serice
                                    -------------------------------------------
                                 Name:    George M. Serice
                                      -----------------------------------------
                                 Title:   Vice President
                                       ----------------------------------------





Co-Arranger:                     WACHOVIA CAPITAL MARKETS, LLC
-----------



                                 By:      /s/ David Humphreys
                                    -------------------------------------------
                                 Name:    David Humphreys
                                 Title:   Director





Syndication Agent & Lender:      WACHOVIA BANK, NATIONAL ASSOCIATION
--------------------------



                                 By:      /s/ David Humphreys
                                    -------------------------------------------
                                 Name:    David Humphreys
                                 Title:   Director


     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

Documentation Agent & Lender:     BANK OF AMERICA, N.A.
----------------------------



                                  By:      /s/ Ronald E. McKaig
                                     ------------------------------------------
                                  Name:    Ronald E. McKaig
                                       ----------------------------------------
                                  Title:   Senior Vice President
                                        ---------------------------------------





Documentation Agent & Lender:     FLEET NATIONAL BANK
----------------------------


                                  By:      /s/ Ronald E. McKaig
                                     ------------------------------------------
                                  Name:    Ronald E. McKaig
                                       ----------------------------------------
                                  Title:   Senior Vice President
                                        ---------------------------------------





Documentation Agent & Lender:     WELLS FARGO BANK, NATIONAL ASSOCIATION
----------------------------



                                  By:      /s/ David C. Brooks
                                     ------------------------------------------
                                  Name:    David C. Brooks
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------



     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

Lenders:                          ABN AMRO
-------


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------





                                  CITIBANK, N.A.



                                  By:      /s/ Joronne Jeter
                                     ------------------------------------------
                                  Name:    Joronne Jeter
                                       ----------------------------------------
                                  Title:   Attorney-in-Fact
                                        ---------------------------------------









                                  CALYON NEW YORK BRANCH



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

                                  CREDIT SUISSE FIRST BOSTON,
                                  acting through its Cayman Islands Branch



                                  By:      /s/ Vanessa Gomez
                                     ------------------------------------------
                                  Name:    Vanessa Gomez
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------



                                  By:      /s/ Cassandra Droogan
                                     ------------------------------------------
                                  Name:    Cassandra Droogan
                                       ----------------------------------------
                                  Title:   Associate
                                        ---------------------------------------





                                  DEUTSCHE BANK AG NEW YORK BRANCH



                                  By:      /s/ Michael Starmer-Smith
                                     ------------------------------------------
                                  Name:    Michael Starmer-Smith
                                       ----------------------------------------
                                  Title:   Managing Director
                                        ---------------------------------------



                                  By:      /s/ Joel Makowsky
                                     ------------------------------------------
                                  Name:    Joel Makowsky
                                       ----------------------------------------
                                  Title:   Director
                                        ---------------------------------------


     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

                                  THE BANK OF NOVA SCOTIA



                                  By:      /s/ William E. Zarrett
                                     ------------------------------------------
                                  Name:    William E. Zarrett
                                       ----------------------------------------
                                  Title:   Managing Director
                                        ---------------------------------------



                                  SCOTIABANC INC.



                                  By:      /s/ William E. Zarrett
                                     ------------------------------------------
                                  Name:    William E. Zarrett
                                       ----------------------------------------
                                  Title:   Managing Director
                                        ---------------------------------------





                                  SUNTRUST BANK



                                  By:      /s/ Sean Roche
                                     ------------------------------------------
                                  Name:    Sean Roche
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------


     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

                                  UNION BANK OF CALIFORNIA, N.A.



                                  By:      /s/ Scott Myatt
                                     ------------------------------------------
                                  Name:    Scott Myatt
                                       ----------------------------------------
                                  Title:   Assistant Vice President
                                        ---------------------------------------





                                  BARCLAYS BANK PLC



                                  By:      /s/ Nicholas Bell
                                     ------------------------------------------
                                  Name:    Nicholas Bell
                                  Title:   Director





                                  BNP PARIBAS



                                  By:      /s/ David Dodd
                                     ------------------------------------------
                                  Name:    David Dodd
                                       ----------------------------------------
                                  Title:   Director
                                        ---------------------------------------



                                  By:      /s/ Betsy Jocher
                                     ------------------------------------------
                                  Name:    Betsy Jocher
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------



     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

                                  THE BANK OF NEW YORK



                                  By:      /s/ Craig J. Anderson
                                     ------------------------------------------
                                  Name:    Craig J. Anderson
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------





                                  DNB NOR BANK ASA



                                  By:      /s/ Nils Fykse
                                     ------------------------------------------
                                  Name:    Nils Fykse
                                       ----------------------------------------
                                  Title:   Senior Vice President
                                        ---------------------------------------



                                  By:      /s/ Stig Kristiansen
                                     ------------------------------------------
                                  Name:    Stig Kristiansen
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------





                                  MIZUHO CORPORATE BANK, LTD.



                                  By:      /s/ Greg Botshon
                                     ------------------------------------------
                                  Name:    Greg Botshon
                                       ----------------------------------------
                                  Title:   Senior Vice President
                                        ---------------------------------------


     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

                                  U.S. BANK NATIONAL ASSOCIATION



                                  By:      /s/ Mark E. Thompson
                                     ------------------------------------------
                                  Name:    Mark E. Thompson
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------





                                  AUSTRALIA AND NEW ZEALAND BANKING
                                  GROUP LIMITED



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------





                                  HARRIS NESBITT FINANCING, INC. (fka BMO
                                  NESBITT BURNS FINANCING, INC.)



                                  By:      /s/ James V. Ducote
                                     ------------------------------------------
                                  Name:    James V. Ducote
                                       ----------------------------------------
                                  Title:   Vice President
                                        ---------------------------------------



     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

                                  KBC BANK N.V.



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------





                                  TORONTO DOMINION (TEXAS) LLC



                                  By:      /s/ Neva Nesbitt
                                     ------------------------------------------
                                  Name:    Neva Nesbitt
                                       ----------------------------------------
                                  Title:   Authorized Agent
                                        ---------------------------------------





                                  UFJ BANK LIMITED



                                  By:      /s/ Clyde L. Redford
                                     ------------------------------------------
                                  Name:    Clyde L. Redford
                                  Title:   Senior Vice President



     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement

                                  USB LOAN FINANCE LLC



                                  By:      /s/ Joselin Fernandes
                                     ------------------------------------------
                                           Joselin Fernandes
                                           Associate Director
                                           Banking Products
                                           Services, US


                                  By:      /s/ Doris Mesa
                                     ------------------------------------------
                                           Doris Mesa
                                           Associate Director
                                           Banking Products
                                           Services, US





                                  THE ROYAL BANK OF SCOTLAND PLC



                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


     Signature Page to Second Amendment to 5-Year Revolving Credit Agreement


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